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EXHIBIT 10.2.1

                       INTEGRATED HEALTHCARE HOLDINGS INC.

                                AMENDMENT NO.1 TO
                              COMMON STOCK WARRANT

                                  JULY 18, 2008

         This Amendment No.1 to Common Stock Warrant (this "AMENDMENT NO.1") is made and entered into as of the date set forth above (the "EFFECTIVE DATE") by and between Integrated Healthcare Holdings, Inc., a Nevada corporation (the "COMPANY"), and Healthcare Financial Management & Acquisitions, Inc., a Nevada corporation (the "HOLDER").

                                    RECITALS

         A. On October 9, 2007, the Company issued to Holder a warrant to subscribe for and purchase a minimum of 16,880,484 shares of Common Stock of the Company subject to the provisions and upon the terms and conditions set forth therein (the "WARRANT").

         B. The Warrant was issued pursuant to that certain Credit Agreement ($80,000,000 Facility) dated as of October 9, 2007 by and between the Company and certain of its subsidiaries (collectively, the "BORROWERS"), the "Credit Parties" (as defined therein), and Medical Provider Financial Corporation II, Inc., a Nevada corporation, as the lender.

         C. Concurrently herewith, another loan made pursuant to a separate Credit Agreement ($10,700,000 Facility) dated as of October 9, 2007 by and between the Borrowers, the Credit Parties, and Medical Provider Financial Corporation III, Inc., a Nevada corporation, as the lender is being paid off early by the Borrowers and, as additional consideration for the early pay off, Borrowers have requested that the Warrant be amended as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Warrant as set forth herein and agree as follows:

                                    AGREEMENT

         1. RECITALS. The foregoing Recitals are incorporated by reference as though fully set forth herein.

         2. DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Warrant.

         3. Section 9(b)(ii) of the Warrant is hereby amended to read in its entirety as follows:

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                  "The Company shall permit, or shall cause the managing
         underwriter of a proposed offering to permit, the Holders from whom such written requests have been received to include such number of Shares (the "PIGGY-BACK SHARES") in the proposed offering on terms and conditions no less favorable to the Holders as the terms and conditions applicable to securities of the Company included therein or as applicable to securities of any person other than the Company and the Holders of Piggy-back Shares if the securities of any such person are included therein; provided, however, that the Company shall not be required to honor any such request that is received more than sixty
         (60) days after the proper giving of the Company's notice or after the Expiration Date. Notwithstanding any other provision of this Section 9(b), if the underwriter advises the Holder in writing that marketing factors require a limitation of the number of shares to be underwritten, the number of shares of Shares held by the Holder to be included in such underwriting shall not be reduced unless all other securities, other than securities to be offered for the accounts of Kali P. Chaudhuri, William E. Thomas and their transferees (the "OTHER SHARES") and securities to be offered for the account of the Holder and the Company, are first entirely excluded from the underwriting, and unless the number of Other Shares, on the one hand, and Piggy-back Shares on the other hand, are cut back on a pro rata basis based on the number of Piggy-back Shares and Other Shares requested to be included in such offering. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of the Shares with respect to the registrations pursuant to this Section for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders selected by them."

4. Except as set forth herein, the Warrant shall remain unmodified and in full force and effect.

5. This Amendment No.1 may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.





                            [SIGNATURE PAGE FOLLOWS.]


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                                                                  EXECUTION COPY

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.1 to Common Stock Warrant as of the date and year first above written.


                                           INTEGRATED HEALTHCARE HOLDINGS, INC.,
                                           A NEVADA CORPORATION


                                           By: /s/ Bruce Mogel
                                               --------------------------------
                                           Name: Bruce Mogel

                                           Title: Chief Executive Officer



                                           HEALTHCARE FINANCIAL MANAGEMENT &
                                           ACQUISITIONS, INC., A NEVADA
                                           CORPORATION


                                           By: /s/ Joseph J. Lampariello
                                               -------------------------------
                                           Name: Joseph J. Lampariello

                                           Title:   President and COO



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